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                                                                EXHIBIT 99.13(C)

                                     FORM OF
                           DISTRIBUTION PLAN EXHIBITS

                                                                       EXHIBIT A

               FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN
                            AS OF: ____________, 1999

                                          CLASSES OF
                                         SHARES COVERED
                                            BY RULE            ADOPTION OF
       FUND                               12B-1 PLAN         RULE 12B-1 PLAN

MFS High Income Fund                         A,B,C            January 1, 1997
MFS High Yield Opportunities Fund            A,B,C            July 1, 1998
MFS Municipal High Income Fund               B,C              September 16, 1998
MFS Municipal Bond Fund                      B                January 1, 1997
MFS Mid Cap Growth Fund                      A,B,C            January 1, 1997
MFS Total Return Fund                        A,B,C            January 1, 1997
MFS Research Fund                            A,B,C            January 1, 1997
MFS World Governments Fund                   A,B,C            January 1, 1997
MFS Capital Opportunities Fund               A,B,C            January 1, 1997
MFS Bond Fund                                A,B,C            January 1, 1997
MFS Limited Maturity Fund                    A,B,C            January 1, 1997
MFS Municipal Limited Maturity Fund          A,B,C            January 1, 1997
MFS Intermediate Investment Grade
  Bond Fund                                  A,B,C            October 21, 1998
MFS Research Bond Fund                       A,B,C            October 21, 1998
MFS Government Mortgage Fund                 A,B              January 1, 1997
MFS Mid Cap Value Fund                       A,B,C
MFS Large Cap Value Fund                     A,B,C
MFS High Quality Bond Fund                   A,B,C
MFS/Foreign & Colonial Emerging Markets
  Equity Fund                                A,B,C            January 1, 1997
MFS International Growth Fund                A,B,C            January 1, 1997
MFS International Growth and Income Fund     A,B,C            January 1, 1997
Massachusetts Investors Trust                A,B,C            January 1, 1997
Massachusetts Investors Growth
Stock Fund                                   A,B,C            January 1, 1997
MFS Growth Opportunities Fund                A,B              January 1, 1997
MFS Government Securities Fund               A,B,C            January 1, 1997
MFS International Opportunities Fund         A,B,C            October 8, 1997
MFS International Value Fund                 A,B,C            October 8, 1997
MFS International Strategic Growth Fund      A,B,C            October 8, 1997
MFS Asia Pacific Fund                        A,B,C            October 8, 1997
MFS Strategic Value Fund                     A,B,C            March 17, 1998
MFS Small Cap Value Fund                     A,B,C            March 17, 1998
MFS Emerging Markets Debt Fund               A,B,C            March 17, 1998
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                                                                       EXHIBIT B

                           AS OF: _____________, 1999

                          Massachusetts Investors Trust
                              MFS High Income Fund
                        MFS High Yield Opportunities Fund
                             MFS Mid-Cap Growth Fund
                              MFS Total Return Fund
                                MFS Research Fund
                           MFS Global Governments Fund
                         MFS Capital Opportunities Fund
                                  MFS Bond Fund
                            MFS Limited Maturity Fund
                   MFS Intermediate Investment Grade Bond Fund
                             MFS Research Bond Fund
                       MFS Municipal Limited Maturity Fund
                          MFS Government Mortgage Fund
                             MFS Mid Cap Value Fund
                            MFS Large Cap Value Fund
                           MFS High Quality Bond Fund
                    Massachusetts Investors Growth Stock Fund
                          MFS Growth Opportunities Fund
                         MFS Government Securities Fund
                            MFS Strategic Value Fund
                            MFS Small Cap Value Fund
                         MFS Emerging Markets Debt Fund
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                                                                       EXHIBIT C

                           AS OF: ______________, 1999

               MFS/Foreign & Colonial Emerging Markets Equity Fund
                          MFS International Growth Fund
                     MFS International Growth & Income Fund
                      MFS International Opportunities Fund
                          MFS International Value Fund
                     MFS International Strategic Growth Fund
                              MFS Asia Pacific Fund